Exhibit 99.1

PRESS RELEASE

Mellanox Technologies, Ltd.

Press/Media Contact

Allyson Scott

McGrath/Power Public Relations and Communications

+1-408-727-0351

allysonscott@mcgrathpower.com

USA Investor Contact

Gwyn Lauber

Mellanox Technologies

+1-408-916-0012

gwyn@mellanox.com

Israel PR Contact

Sharon Levin

Gelbart Kahana Investor Relations

+972-3-6070567

sharonl@gk-biz.com

Mellanox Achieves Record Revenue for Second Quarter 2015

Revenue grew 11.2 percent quarter-over-quarter

GAAP earnings per share grew 82 percent quarter-over-quarter

100 Gigabit per second technology shipping for revenue

InfiniBand connects majority (51.4 percent) of supercomputers on the TOP500 for the first time

SUNNYVALE, Calif. and YOKNEAM, ISRAEL — July 22, 2015 — Mellanox® Technologies, Ltd. (NASDAQ: MLNX) today announced financial results for its second quarter, ended June 30, 2015.

“We are excited to achieve record quarterly revenues and anticipate continued revenue growth and record annual revenues for the full fiscal year 2015.  Our InfiniBand solutions continue to take market share on the TOP500 list, and we now connect 51.4 percent of the systems,” said Eyal Waldman, president and CEO of Mellanox Technologies.  “The growth of data requires customers to adopt faster technologies in their data centers, and they are eagerly waiting to move to the next generation of high speed interconnects.  Faster interconnects are needed in multiple data-intensive markets and applications such as database, Big Data, financials, machine learning, Web 2.0, cloud, high-performance computing, health care, insurance, transportation, homeland security, media and entertainment and many more.  Mellanox is the first company to provide such end-to-end solutions to the market.  We expect 25 Gigabit Ethernet to be the new 10, 50 to be the new 40, and 100 Gigabit Ethernet to do the heavy-lifting for data intensive markets.”

Second Quarter 2015 Highlights

•                  Revenue of $163.1 million increased 11.2 percent, compared to $146.7 million in the first quarter of 2015.

•                  GAAP gross margin was 71.1 percent, compared to 72 percent in the first quarter of 2015.

•                  Non-GAAP gross margins were 72.7 percent, compared to 73.4 percent in the first quarter of 2015.

•                  GAAP operating income was $19.4 million, compared to $15.2 million, in the first quarter of 2015.

•                  Non-GAAP operating income was $36.2 million, or 22.2 percent of revenue, compared to $30.2 million, or 20.6 percent of revenue in the first quarter of 2015.

•                  GAAP net income was $19.2 million, compared to $10.5 million in the first quarter of 2015.

•                  Non-GAAP net income was $36.1 million, compared to $28.6 million in the first quarter of 2015.

•                  GAAP net income per diluted share of $0.40 increased 81.8 percent, compared to $0.22 in the first quarter of 2015.

•                  Non-GAAP net income per diluted share of $0.75 increased 25 percent, compared to $0.60 in the first quarter of 2015.

•                  $41.3 million in cash was provided by operating activities, compared to $45.8 million in the first quarter of 2015.

•                  Cash and investments totaled $467.2 million at June 30, 2015, compared to $432.7 million at March 31, 2015.

Third Quarter 2015 Guidance

We currently project:

•                  Quarterly revenues of $165 million to $170 million.

•                  Non-GAAP gross margins of 71.5 percent to 72.5 percent.

•                  An increase in non-GAAP operating expenses of 4 percent to 6 percent.

•                  Share-based compensation expense from $12.7 million to $13.2 million.

•                  Non-GAAP diluted share count from 47.9 million to 48.4 million shares.

Recent Mellanox Press Release Highlights

•                  Jul 14, 2015 - HPC Industry Leaders Develop State-of-the-Art Network Communication Framework for Next Generation Programming Models

•                  Jul 13, 2015 - Bull Selects Mellanox EDR 100Gb/s InfiniBand Technology for Next Generation Blade System

•                  Jul 13, 2015 - Mellanox HPC-X Framework Gains Marked Cross-Industry Adoption from HPC Market Leaders

•                  Jul 13, 2015 - InfiniBand Continues to Take Market Share in High Performance Computing, Now Connecting More than 50 Percent of the TOP500 Supercomputing List

•                  Jul 9, 2015 - Jülich Supercomputing Centre Selects Mellanox End-to-End EDR 100Gb/s InfiniBand Solution for New Supercomputer System

•                  Jul 9, 2015 - Mellanox EDR 100Gb/s InfiniBand Solutions Gain Momentum with Industry-Wide Adoption to Further Enable Scalable High-Performance Computing Systems

•                  Jun 25, 2015 - Mellanox Improves Software-Defined Storage Performance at 40Gb and 100Gb Ethernet Speeds

•                  Jun 23, 2015 - Mellanox Releases Open Source Code for “Soft-RoCE” to Accelerate Enterprise Deployments of RDMA

•                  Jun 18, 2015 - Mellanox Introduces the World’s First 25/100 Gigabit Open Ethernet-based Switch

•                  Jun 18, 2015 - Mellanox Announces ConnectX-4 Lx, the Most Cost-Efficient 25/50 Gigabit Ethernet Network Adapter for Cloud, Web 2.0 and Enterprise Data Centers

•                  May 19, 2015 - Mellanox Collaborates with Supermicro to Deliver CloudX-based Hyper-Converged Infrastructure

•                  May 5, 2015 - Mellanox Demonstrates First 100Gb/s Ethernet CloudX Platform and Micron Hardware on Microsoft Technology

Conference Calls

Mellanox will hold its second quarter 2015 financial results conference call today at 2 p.m. Pacific Time to discuss the company’s financial results. To listen to the call, dial +1-785-424-1666 approximately 10 minutes prior to the start time.

The Mellanox financial results conference call will be available via live webcast on the investor relations section of the Mellanox website at http://ir.mellanox.com. Access the webcast 15 minutes prior to the start of the call to download and install any necessary audio software. Replay of the webcast will also be available on the Mellanox website.

About Mellanox

Mellanox Technologies is a leading supplier of end-to-end InfiniBand and Ethernet interconnect solutions and services for servers and storage. Mellanox interconnect solutions increase data center efficiency by providing the highest throughput and lowest latency, delivering data faster to applications and unlocking system performance capability. Mellanox offers a choice of fast interconnect products: adapters, switches, software, cables and silicon that accelerate application runtime and maximize business results for a wide range of markets including high-performance computing, enterprise data centers, Web 2.0, cloud, storage and financial services. More information is available at www.mellanox.com.

GAAP to Non-GAAP Reconciliation

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Mellanox uses non-GAAP measures of net income which are adjusted from results based on GAAP to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition related expense, settlement costs, changes related to recognition of deferred tax valuation allowance and gains (losses) on equity investments. The company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude expenses that are not indicative of our core operating results. Management believes it is useful to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition related expense, settlement costs, changes related to recognition of deferred tax valuation allowance and gains (losses) on equity investments because it enhances investors’ ability to understand our business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company’s business operations. Further, management believes certain non-cash charges such as share-based compensation, amortization of acquired intangible assets and changes related to recognition of deferred tax valuation allowance do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies. A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is also presented in the financial statements portion of this release and is posted under the “Investor Relations” section on our website.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements, including the guidance for the three months ended September 30, 2015, statements related to our expectations for achievement of continued revenue growth and record revenue for the fiscal year 2015, trends in the market for our solutions and services, opportunities for our company in 2015 and beyond, and future product capabilities. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs and certain assumptions made by us, all of which are subject to change.

Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of our product line, customer base and the total available market of our products, the continued growth in demand for our products, the continued, increased demand for industry standards-based technology, our ability to react to trends and challenges in our business and the markets in which we operate, our ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of our products, our ability to establish and maintain successful relationships with our OEM partners, our ability to effectively compete in our industry, fluctuations in demand, sales cycles and prices for our products and services, our success converting design wins to revenue-generating product shipments, the continued launch and volume ramp of large customer sales opportunities, and our ability to protect our intellectual property rights. Furthermore, the majority of our quarterly revenues are derived from customer orders received and fulfilled in the same quarterly period. We have limited visibility into actual end-user demand as such demand impacts us and our OEM customer inventory balances in any given quarter. Consequently, this introduces risk and uncertainty into our revenue and production forecasts and business planning and could negatively impact our financial results. In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products, and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission.

More information about the risks, uncertainties and assumptions that may impact our business is set forth in our Form 10-Q filed with the SEC on May 1, 2015, and our annual report on Form 10-K filed with the SEC on March 2, 2015. All forward-looking statements in this press release, including the guidance for the three months ended September 30, 2015, are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Mellanox is a registered trademark of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.

Mellanox Technologies, Ltd.

Condensed Consolidated Statements of Operations

(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Total revenues	$163,148	$102,823	$309,823	$201,825
Cost of revenues	47,178	34,433	88,265	68,164
Gross profit	115,970	68,390	221,558	133,661
Operating expenses:
Research and development	62,576	49,506	120,694	97,843
Sales and marketing	23,366	18,722	45,924	38,001
General and administrative	10,670	9,462	20,371	17,677
Total operating expenses	96,612	77,690	186,989	153,521
Income (loss) from operations	19,358	(9,300)	34,569	(19,860)
Other income (loss), net	912	357	(1,557)	591
Income (loss) before taxes	20,270	(8,943)	33,012	(19,269)
Benefit from (provision for) taxes on income	(1,022)	76	(3,268)	(578)
Net income (loss)	$19,248	$(8,867)	$29,744	$(19,847)
Net income (loss) per share — basic	$0.42	$(0.20)	$0.65	$(0.45)
Net income (loss) per share — diluted	$0.40	$(0.20)	$0.63	$(0.45)
Shares used in per share calculation:
Basic	46,191	44,671	45,943	44,475
Diluted	47,568	44,671	47,341	44,475

Mellanox Technologies, Ltd.

Reconciliation of Non-GAAP Adjustments

(in thousands, percentages, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014

Reconciliation of GAAP net income (loss) to non-GAAP net income:
GAAP net income (loss)	$19,248	$(8,867)	$29,744	$(19,847)
Adjustments:
Share-based compensation expense:
Cost of revenues	610	532	1,157	1,054
Research and development	7,553	6,753	14,321	13,431
Sales and marketing	2,750	2,479	5,144	4,912
General and administrative	2,373	2,183	4,382	4,188
Total share-based compensation expense	13,286	11,947	25,004	23,585
Amortization of acquired intangibles:
Cost of revenues	2,073	1,777	3,548	4,048
Research and development	195	196	389	391
Sales and marketing	197	1,039	780	2,078
Total amortization of acquired intangibles	2,465	3,012	4,717	6,517
Acquisition related charges:
Cost of revenues	—	535	—	619
Research and development	840	335	1,603	733
Sales and marketing	225	174	450	412
Total acquisition related charges	1,065	1,044	2,053	1,764
Impairment loss on equity investment in a private company	—	—	3,189	—
Non-GAAP net income	$36,064	$7,136	$64,707	$12,019

Reconciliation of GAAP gross profit to non-GAAP:
Revenues	$163,148	$102,823	$309,823	$201,825
GAAP gross profit	115,970	68,390	221,558	133,661
GAAP gross margin	71.1%	66.5%	71.5%	66.2%
Share-based compensation expense	610	532	1,157	1,054
Amortization of acquired intangible assets	2,073	1,777	3,548	4,048
Acquisition related charges	—	535	—	619
Non-GAAP gross profit	$118,653	$71,234	$226,263	$139,382
Non-GAAP gross margin	72.7%	69.3%	73.0%	69.1%

Reconciliation of GAAP operating expenses to non-GAAP:
GAAP operating expenses	$96,612	$77,690	$186,989	$153,521
Share-based compensation expense	(12,676)	(11,415)	(23,847)	(22,531)
Amortization of acquired intangible assets	(392)	(1,235)	(1,169)	(2,469)
Acquisition related charges	(1,065)	(509)	(2,053)	(1,145)
Non-GAAP operating expenses	$82,479	$64,531	$159,920	$127,376

Mellanox Technologies, Ltd. Announces Second Quarter Financial Results

Mellanox Technologies, Ltd.

Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Reconciliation of GAAP income (loss) from operations to non-GAAP:
GAAP income (loss) from operations	$19,358	$(9,300)	$34,569	$(19,860)
Share-based compensation expense	13,286	11,947	25,004	23,585
Amortization of acquired intangible assets	2,465	3,012	4,717	6,517
Acquisition related charges	1,065	1,044	2,053	1,764
Non-GAAP income from operations	$36,174	$6,703	$66,343	$12,006

Shares used in computing GAAP diluted earnings per share	47,568	44,671	47,341	44,475
Adjustments:
Effect of dilutive securities under GAAP*	(1,377)	—	(1,398)	—
Total options vested and exercisable	1,636	1,851	1,636	1,851
Shares used in computing non-GAAP diluted earnings per share	47,827	46,522	47,579	46,326

GAAP diluted net income (loss) per share	$0.40	$(0.20)	$0.63	$(0.45)
Adjustments:
Share-based compensation expense	0.28	0.27	0.53	0.53
Amortization of acquired intangibles	0.06	0.07	0.10	0.15
Acquisition related charges	0.02	0.02	0.04	0.04
Impairment loss on equity investment in a private company	—	—	0.06	—
Effect of dilutive securities under GAAP*	0.02	—	0.04	—
Total options vested and exercisable	(0.03)	(0.01)	(0.05)	(0.01)
Non-GAAP diluted income per share	$0.75	$0.15	$1.35	$0.26

*This adjustment adds back the GAAP effect of additional ordinary shares that would have been outstanding if the dilutive potential ordinary shares from stock options had been issued under the Treasury method.

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Mellanox Technologies, Ltd.

Condensed Consolidated Balance Sheets

(in thousands, unaudited)

	June 30,	December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$68,203	$51,326
Short-term investments	395,344	334,038
Restricted cash	3,604	3,604
Accounts receivable, net	61,004	64,922
Inventories	62,805	44,470
Deferred taxes and other current assets	21,880	18,147
Total current assets	612,840	516,507
Property and equipment, net	92,260	78,827
Severance assets	10,002	9,474
Intangible assets, net	37,340	42,067
Goodwill	200,743	200,743
Deferred taxes and other long-term assets	9,813	15,600
Total assets	$962,998	$863,218

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$50,241	$39,811
Accrued liabilities	73,447	61,974
Deferred revenue	16,186	14,758
Capital lease liabilities, current	1,040	1,102
Total current liabilities	140,914	117,645
Accrued severance	13,087	11,850
Deferred revenue	10,348	8,942
Capital lease liabilities	—	494
Other long-term liabilities	26,276	22,535
Total liabilities	190,625	161,466

Shareholders’ equity:
Ordinary shares	197	192
Additional paid-in capital	649,976	615,148
Accumulated other comprehensive income (loss)	2,024	(4,020)
Retained earnings	120,176	90,432
Total shareholders’ equity	772,373	701,752
Total liabilities and shareholders’ equity	$962,998	$863,218

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Mellanox Technologies, Ltd.

Condensed Consolidated Statement of Cash Flows

(in thousands, unaudited)

	Six Months Ended
	June 30,
	2015	2014
Cash flows from operating activities:
Net income (loss)	$29,744	$(19,847)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	19,775	19,446
Deferred income taxes	134	807
Share-based compensation expense	25,004	23,585
Gain on investments	(2,388)	(1,200)
Impairment loss on equity investment in a private company	3,189	—
Changes in assets and liabilities:
Accounts receivable, net	3,918	520
Inventory	(22,513)	(1,150)
Prepaid expenses and other assets	419	(4,710)
Accounts payable	8,755	594
Accrued liabilities and other payables	21,063	(91)
Net cash provided by operating activities	87,100	17,954

Cash flows from investing activities:
Purchases of severance related insurance policies	(381)	(409)
Purchases of short-term investments	(188,161)	(159,388)
Proceeds from sale of short-term investments	98,742	90,321
Proceeds from maturities of short-term investments	30,717	37,760
Restricted cash deposit	—	(103)
Purchases of property and equipment	(20,413)	(10,265)
Purchase of equity investment in a private company	—	(1,438)
Net cash used in investing activities	(79,496)	(43,522)

Cash flows from financing activities:
Principal payments on capital lease obligations	(556)	(683)
Proceeds from exercise of share awards	9,829	7,109
Net cash provided by financing activities	9,273	6,426

Increase (decrease) in cash and cash equivalents	16,877	(19,142)
Cash and cash equivalents at beginning of period	51,326	63,164
Cash and cash equivalents at end of period	$68,203	$44,022

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